EXHIBIT 99.2
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                                  CERTIFICATION

         Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of PalWeb Corporation (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-QSB for the Period Ended August 31, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 14, 2002                        /s/ William W. Rahhal
                                               ---------------------------------
                                               William W. Rahhal
                                               Chief Financial Officer





The foregoing certification is being furnished solely pursuant to 18 U.S.C.ss.1350.